UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 Date of Earliest Event Reported: April 25, 2003
                           Commission File No. 1-8968



                         ANADARKO PETROLEUM CORPORATION
            1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
                                 (832) 636-1000

        Incorporated in the                          Employer Identification
         State of Delaware                                 No. 76-0146568


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Item 7c. Exhibits

99.1 Anadarko Press Release, dated April 25, 2003 - Anadarko Announces Strong First-Quarter Earnings, Increases Capital Budget, Raises 2003 Guidance.

Item 9. Regulation FD Disclosure (Information provided pursuant to Item 12 - Results of Operations and Financial Condition)

On April 25, 2003, Anadarko Petroleum Corporation announced first quarter 2003 earnings and increases in the 2003 capital budget and 2003 guidance. The press release is included in this report as Exhibit 99.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

                                        ANADARKO PETROLEUM CORPORATION
                                                 (Registrant)


April 25, 2003             By:                   /s/ Diane L. Dickey
                                             ---------------------------
                                Diane L. Dickey - Vice President and Controller